UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 1998

                      NORWEST ASSET ACCEPTANCE CORPORATION
           Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust


New York (governing law of          333-32577-01   52-2101510
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, MD                                       (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 1998 a distribution was made to holders of NORWEST ASSET ACCEPTANCE CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust, relating to the August 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET ACCEPTANCE CORPORATION
            Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 8/27/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Home Equity Loan
                Asset-Backed Certs., Series 1998-HE1 Trust, relating to the August 25, 1998 distribution.